Financial Instruments - Summary of maturity analysis for financial assets held for managing liquidity risk (Detail) - CAD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022	[1]	Dec. 31, 2021
Disclosure of detailed information about financial instruments [abstract]
Cash and cash equivalents	$ 126,089	$ 253,776		$ 172,758
Short-term investments	14,425
Total Revolving Credit Facility (US$700,000)	925,820
Drawings on the Revolving Credit Facility	314,705
Letters of Credit	137,982
Available for future drawings	$ 613,647

[1]	Certain balances as at December 31, 2022 have been re-presented as a result of measurement period adjustments for the acquisition of Exterran as required by IFRS 3 “Business Combinations”, refer to Note 6 “Acquisition” for more information.